Net Loss Per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Net Loss Per Share

12. Net loss per share

Basic and diluted net loss per share attributable to ordinary shareholders was calculated as follows (in thousands, except share and per share amounts):

	Year ended December 31,
	2023	2022	2021
Numerator
Net loss	$(69,665)	$(71,176)	$(61,099)
Net loss attributable to ordinary shareholders—basic and diluted	$(69,665)	$(71,176)	$(61,099)
Denominator
Weighted-average number of ordinary shares used in net loss per share—basic and diluted	39,973,059	39,139,693	28,654,760
Net loss per share—basic and diluted	$(1.74)	$(1.82)	$(2.13)

The Company’s potentially dilutive securities, which include warrants to purchase ordinary shares, unvested Employee Shares and Convertible Preferred Shares, have been excluded from the computation of diluted net loss per share as the effect would be to reduce the net loss per share. Therefore, the weighted-average number of ordinary shares outstanding used to calculate both basic and diluted net loss per share attributable to ordinary shareholders is the same. The Company excluded the following potential ordinary shares, presented based on amounts outstanding at each period end, from the computation of diluted net loss per share attributable to ordinary shareholders for the year ended December 31, 2023, 2022 and 2021 because including them would have had an anti-dilutive effect:

	Year ended December 31,
	2023	2022	2021
Unvested ordinary shares	838,845	1,294,803	1,903,058
Share options	5,057,099	2,993,641	1,357,847
Total	5,895,944	4,288,444	3,260,905